UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 12, 2009

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Montague Expressway, #504, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

As of October 12, 2009, NeoMagic Corporation (the "Company") entered into a Stock Purchase Agreement ( the "Investor SPA") with Attiva Capital Partners, Ltd. ("Attiva");  Bluestone Financial Ltd.,  ("Bluestone") and Mediastone LLC, ("Mediastone") ( collectively, the "Investors"),  pursuant to which the Company has agreed to sell, and the Investors have agreed to purchase, an aggregate of  20,000,000 shares of Common Stock  at $0.03 per share, for a total consideration of $600,000, to be paid on October 16, 2009 ( the "Closing Date").

 In connection with such purchase, the Company has also agreed to issue to such Investors (i) Class A Warrants entitling them to purchase an aggregate of 20,000,000 shares of the Company's Common Stock at an exercise price of $0.06 per share; and (ii) Class B Warrants entitling them to purchase an aggregate of 20,000,000 shares of the Common Stock at an exercise price of $0.09 per share.

These Warrants will be exercisable during the 2 year period following the Closing Date, subject to an earlier termination of the exercise period by the Company, upon 30 days' notice to the Investors, if the quoted bid price of the Common Stock in the "pink sheets" ( or on a nationally recognized exchange or other trading system on which the Common Stock may hereafter be listed) has been greater than 200% of the respective Warrant's exercise price for a period of 15 consecutive trading days ( the "Trading Price Termination Event").

Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), Mr. David Tomasello, who will be deemed to be the beneficial owner of the Common Stock and the Warrants (collectively, the "Securities") to be issued to Attiva and Bluestone under the Investor SPA, is currently the beneficial owner of 14.9% of the Company's outstanding Common Stock.

In addition, as of October 12, 2009, the Company concurrently entered into a Stock Purchase Agreement (the "Employee SPA") with its Chief Executive Officer, Chief Operating Officer and three (3) other employees (collectively, the "Employee Investors"), pursuant to which the Employee Investors have agreed to pay $152,414 to the Company on the Closing Date, to purchase an aggregate of 5,080,480 shares of the Company's Common Stock at US$0.03 per share. In connection with such purchase, the Company has agreed to issue to such Employee Investors an aggregate of 2,540,240 Class A Warrants exercisable at $0.06 per share and 2,540, 240 Class B Warrants, exercisable at $0.09 per share. All of these two year Warrants will be identical in form to the Class A and Class B warrants being issued to the Investors, except that the expiration date for these warrants will not be subject to any acceleration following a Trading Price Termination Event.

The Investor SPA and the Employee SPA (collectively, the "SPA's) provide that the Company will use the proceeds from the sale of the Securities for general corporate purposes, including general and administrative expenses and payment of outstanding liabilities, and not to redeem or repurchase the Company's Securities.

The SPA's also contain certain "piggy-back" registration rights, which require the Company to use all reasonable efforts to register the Securities when and if it files a registration statement under the Securities Act of 1933, as amended (the "Act"), other than for an underwritten public offering or on a Form S-8 or S-4 registration statement with respect to employee stock options, employee benefits plans or acquisitions.

The foregoing description of the principal terms of the SPA's is a general description only and is subject to the terms of the SPA's and the Warrant Agreements attached hereto as Exhibits  10.29 - 10.30 and 4.13 - 4.16, all of which are incorporated herein by this reference.

Item 5.01    Changes in Control of Registrant

As noted above, immediately prior to the execution of the SPA's Mr. Tomasello was deemed to be the beneficial owner of 14.9% of the Company's Common Stock.

In addition, the 17,333,334 shares of the Company's Common Stock to be issued to Bluestone and the 333,333 shares to be issued to Attiva on the Closing Date, will also be deemed beneficially owned by Mr. Tomasello, as will be the shares of Common Stock issuable upon exercise of the Class A and Class B Warrants granted to Attiva and Bluestone, in light of Mr. Tomasello's right to vote all of such shares. As a result, Mr. Tomasello will be deemed to be the beneficial owner of more than a majority of the shares of the Company's Common Stock deemed outstanding on the Closing Date for purposes of Rule 13d-3 under the 1934 Act and this will constitute a "Change of Control" of the Company.

Pursuant to their Employment Agreements with the Company entered into as of May 1, 2006 for, Douglas R. Young, Chief Executive Officer of the Company, and December 5, 2007 for Syed Zaidi, the Company's Chief Operating Officer, are each entitled to receive a lump sum payment equal to their respective $260,000 and $240,000 annual base salaries, following such a Change of Control, regardless of whether they are terminated as executive officers as of the Closing Date. Each of them has agreed to waive his right to receive any Change of Control payment at that time, but will remain entitled to receive a lump sum payment equal to his annual base salary, plus certain medical and other benefits, if his employment is thereafter terminated by the Company without "Cause", or he resigns with "Good Reason” (as such terms are defined in Section 10 of his Employment Agreement), following a Change of Control.

Attiva and Blue Stone are each utilizing working capital to purchase the Securities which result in the Change of Control.

5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

In accordance with the Company's by-laws, on October 13, 2009, the Board of Directors elected David Tomasello, Jorge Granier-Phelps and Joseph Fitzgerald to serve as directors of the Company, to fill three existing vacancies on the Board. The Board of Directors also appointed Mr. Fitzgerald as Chair of the Audit Committee.

Item 7.01    Regulation FD Disclosure.

On October 15, 2009, the Company is issuing a press release regarding the sale of the Securities, which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 to Form 8-K, the information set forth in this Item 7.01 and in the attached press release is deemed to be “furnished” and is not deemed to be “filed” for purposes of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1               Press Release, dated October 15, 2009

10.29	Securities Purchase Agreement dated October 12, 2009 by and between the Company and named Private Investors
10.30	Securities Purchase Agreement dated October 12, 2009 by and between the Company and named Private Investors.
4.13	Class A Warrant to named Private Investors, dated October 12, 2009
4.14	Class B Warrant to named Private Investors, dated October 12, 2009
4.15	Class A (Employee) Warrant to named Private Investors, dated October 12, 2009
4.16	Class B (Employee) Warrant to named Private Investors, dated October 12, 2009

(1)              The following Exhibits are filed as part of, or incorporated by reference into, this Report:

10.16(11)	Employment Agreement dated May 1, 2006 between NeoMagic Corporation and Douglas R. Young.
10.25(19)	Employment Agreement dated December 5, 2007 between NeoMagic Corporation and Syed Zaidi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	October 15, 2009	/s/ Syed Zaidi
SYED ZAIDI
Chief Operating Officer

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